GOODWILL AND INTANGIBLE ASSETS, NET (Future Estimated Amortization Expenses) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013
GOODWILL AND INTANGIBLE ASSETS, NET [Abstract]
2014	$ 1,690
2015	961
2016	844
2017	731
2018 and thereafter	844
Total	$ 5,070